Transaction Information
Name of Purchasing Fund: PIF Inc. California Municipal Fund
Name of Issuer: Sacramento CA Municipal Utility District
Cusip/Sedol/ISIN of Security Purchased: 786005NQ7
Date of Transaction: 05/30/2008
Date Offering Commenced: 05/30/2008
Purchase Price/Unit (Net of fees and expenses): $105.548
Offering Price at Close of 1st full business day on which sales were made:
 $105.548
Underwriting Commission, Spread or Profit: $3.69
Name of Underwriter from whom Purchased: Goldman Sachs
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $4,000,000
Principal Amount of Purchase in Fund: $4,221,920
Aggregate Principal Amount of Purchase: $29,235,000
Principal Amount of Total Offering: $521,730,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the
public.   No
1.b Municipal Securities: The securities (i) are municipal securities(2); (ii)
the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service. Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic
Issuer (a) it has a class of securities registered  pursuant to section 12(b) or
12(g) of the 1934 Act or is required to file reports pursuant to section 15(d)
of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such
shorter period that the issuer was required to file such material).   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for
resale to other qualified institutional buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years
(including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.) Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering. Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

 /s/Thomas M. Byron Thomas M. Byron
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Mid Cap Value I Fund
Name of Issuer: Intrepid Potash Inc
Cusip/Sedol/ISIN of Security Purchased: 46121Y102
Date of Transaction: 04/21/2008
Date Offering Commenced: 04/21/2008
Purchase Price/Unit (Net of fees and expenses): $32.00
Offering Price at Close of 1st full business day on which sales were made:
 $50.04 (Closing price on 04/22/08)
Underwriting Commission, Spread or Profit: $1.92
Name of Underwriter from whom Purchased: Merrill Lynch Capital Services Inc
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): GOLDMAN, SACHS & CO., MERRILL LYNCH, MORGAN
STANLEY CO. INC, Royal Bank of Canada, and BMO Capital Markets
# of Shares/Par Amount of Purchase in Fund: 0.0079%
Principal Amount of Purchase in Fund: $75,840.00
Aggregate Principal Amount of Purchase: $75,840.00
Principal Amount of Total Offering: $960,000,000.00
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes No
1.b Municipal Securities: The securities (i) are municipal securities(2); (ii)
the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service. Yes No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic
Issuer (a) it has a class of securities registered  pursuant to section 12(b) or
12(g) of the 1934 Act or is required to file reports pursuant to section 15(d)
of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material). Yes No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A. Yes No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years
(including operations of predecessors). Yes No
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes No
4. The underwriting was a firm commitment underwriting. Yes No
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.) Yes No
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering. Yes No
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes No

 /s/Kevin Ng Kevin Ng
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund:  High Yield Fund I
Name of Issuer: Quicksilver Resourcing
Cusip/Sedol/ISIN of Security Purchased: 74837RAE
Date of Transaction: 06/24/2008
Date Offering Commenced: 06/24/2008
Purchase Price/Unit (Net of fees and expenses): $98.66
Offering Price at Close of 1st full business day on which sales were made:
 $98.66
Underwriting Commission, Spread or Profit: Spead $2.00 $2.00
Name of Underwriter from whom Purchased:Credit Suisse Securities Credit Suisse
Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members):JPMSI JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,500,000
Principal Amount of Purchase in Fund: $1,479,825
Aggregate Principal Amount of Purchase: $13,367,753
Principal Amount of Total Offering: 475,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal securities(2); (ii)
the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least
one such rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic
Issuer (a) it has a class of securities registered  pursuant to section 12(b) or
12(g) of the 1934 Act or is required to file reports pursuant to section 15(d)
of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such
shorter period that the issuer was required to file such material).   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for
resale to other qualified institutional buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years
(including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.) Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering. Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

 /s/William J. Morgan William J. Morgan
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund:  High Yield Fund I
Name of Issuer: Ipalco Enterprises Inc.
Cusip/Sedol/ISIN of Security Purchased: 462613AE
Date of Transaction: 04/02/2008
Date Offering Commenced: 04/02/2008
Purchase Price/Unit (Net of fees and expenses): $98.53
Offering Price at Close of 1st full business day on which sales were made:
 $98.53
Underwriting Commission, Spread or Profit: Spead $2.00 $1.50
Name of Underwriter from whom Purchased:Credit Suisse Securities Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members):JPMSI JPMSI
# of Shares/Par Amount of Purchase in Fund: 200,000
Principal Amount of Purchase in Fund: $197,052
Aggregate Principal Amount of Purchase: $3,566,641
Principal Amount of Total Offering: 400,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the
public.   No
1.b Municipal Securities: The securities (i) are municipal securities(2); (ii)
the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least
one such rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic
Issuer (a) it has a class of securities registered  pursuant to section 12(b) or
12(g) of the 1934 Act or is required to file reports pursuant to section 15(d)
of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such
shorter period that the issuer was required to file such material).   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A. Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years
(including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.) Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering. Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

 /s/William J. Morgan William J. Morgan
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Partners Smallcap Growth II
Name of Issuer: Colfax Corp
Cusip/Sedol/ISIN of Security Purchased: 194014106
Date of Transaction: 05/07/2008
Date Offering Commenced: 05/07/2008
Purchase Price/Unit (Net of fees and expenses): $18.00
Offering Price at Close of 1st full business day on which sales were made:
 $18.00
Underwriting Commission, Spread or Profit: 0.729
Name of Underwriter from whom Purchased: Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): UBS Investment Bank
# of Shares/Par Amount of Purchase in Fund: 28,900
Principal Amount of Purchase in Fund: $520,200.00
Aggregate Principal Amount of Purchase: $1,800,000.00
Principal Amount of Total Offering: $337,500,000.00
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal securities(2); (ii)
the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic
Issuer (a) it has a class of securities registered  pursuant to section 12(b) or
12(g) of the 1934 Act or is required to file reports pursuant to section 15(d)
of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years
(including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.) Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering. Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/David Wabnik David Wabnik

Signature of Portfolio Manager Printed Name

The Principal Funds
Record of Securities Purchased
Under the Rule 10f-3 Procedures

1. Name of purchasing Fund:  Principal Investors Fund - High Yield

2. Issuer:  The AES Corporation

3. Date of purchase:  May 14, 2008

4. Underwriter from whom purchased:  Citigroup Global Markets Inc.

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
managing or participating in
syndicate (attach list of all members of syndicate):  Lehman Brothers Inc.

6. Aggregate principal amount of purchase:  4,365,000

7. Aggregate principal amount of offering:  625,000,000

8. Purchase price (Net of fees and expenses):  100.00

9. Date offering commenced:  May 14, 2008

10. Offering price at close of first full business day on which any sales are made:  100.00

11. Commission, spread or profit:  1.50%

12. Have the following conditions been satisfied:

 Yes: No:
Registered Public Offerings:  The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public:

Municipal Securities:  The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section
2(a)(50) of the 1940 Act, in the country in which the public offering occurs;
(ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934
Act or is required to file reports pursuant to section 15(d) of the 1934 Act;
and (b) it has filed all the material required to be filed pursuant to section
13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

Rule 144A Offerings:  The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A. Yes

In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of predecessors).  Yes

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.  Yes

The underwriting was a firm commitment underwriting. Yes

The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.  Yes

The amount of such securities of any class of such issue purchased by all of the
Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule
144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule 144A(a)(1) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes

No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from, the purchase.  Yes

Completed by:  /s/Lori   Date:  6/21/08

Underwriting Syndicate Members

Banc of America Securities LLC
Barclays Capital Inc.
Citigroup Capital Markets Inc.
Goldman Sachs & Co.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Scotia Capital (USA) Inc.
SG Americas Securities LLC
Wedbush Morgan Securities Inc.

RULE 10f-3 - COMPARABLES FORM

Name of Issue Purchased by Fund:
AES Corporation 8.00% 06/01/2020 Cusip 00130HBM6

Comparison # 1
Comparison # 2
Security Name
(include cusip)
IPALCO (AES) Enterprise
7.25% 04/01/2016
CUSIP 462613AE0
Markwest Energy Partners
8.75% 04/15/2018
CUSIP 570506AF2Yield to Maturity
6.873% at 102.25
8.006% at 105Type of Offering
(e.g., registered, 144A)

144A for life
144A with Reg RightsDate offering commenced04/02/200804/15/2008Offering Price at
Issue98.526 (yield 7.25%)
99.183Was an affiliate managing or a member of the syndicate?
(this is not required and it is preferable that the comparable not include an affiliate).

YES

NO

Spread ($) or (%)
1.5%
2.0%
Note:  Minimum of two comparisons must be completed for each purchase.

The Principal Funds
Record of Securities Purchased
Under the Rule 10f-3 Procedures

1. Name of purchasing Fund:  Principal Investors Fund - High Yield

2. Issuer:  Berry Plastics Corporation

3. Date of purchase:  April 16, 2008

4. Underwriter from whom purchased:  Banc of America Securities LLC

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
managing or participating in

syndicate (attach list of all members of syndicate):  Lehman Brothers Inc.

6. Aggregate principal amount of purchase:  1,125,000

7. Aggregate principal amount of offering:  530,600,000

8. Purchase price (Net of fees and expenses):  94.250

9. Date offering commenced:  April 16, 2008

10. Offering price at close of first full business day on which any sales are made:  94.250

11. Commission, spread or profit:  2.25%

12. Have the following conditions been satisfied:

Yes:
No:
a. Registered Public Offerings:  The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public:

b. Municipal Securities:  The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the
issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c. Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section
2(a)(50) of the 1940 Act, in the country in which the public offering occurs;
(ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934
Act or is required to file reports pursuant to section 15(d) of the 1934 Act;
and (b) it has filed all the material required to be filed pursuant to section
13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings:  The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

 Yes

e. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of predecessors).
 Yes

f. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes

g. The underwriting was a firm commitment underwriting.
 Yes

h. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. Yes

i. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified  institutional buyers as defined in Rule 144A(a)(1) plus (ii) the principal amount of the offering of such class in any concurrent public offering.

 Yes

j. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from, the purchase. Yes

Completed by:  .s.Lori  Date:  7/10/08

Underwriting Syndicate Members

Banc of America Securities LLC
Goldman, Sachs & Co.
Lehman Brothers Inc.

RULE 10f-3 - COMPARABLES FORM

Name of Issue Purchased by Fund:
BERRY FRN 02/15/2015 Cusip 085790AN3

Comparison # 1
Comparison # 2
Security Name
(include cusip)
Markwest Energy Part.
8.75% 04/15/2018
Cusip 570506AF2
IPALCO Ent. Inc. (AES)
7.25% 04/01/2016
Cusip 462613AE0Yield to Maturity
103 yields 8.301%
101.875 yields 6.938%Type of Offering
(e.g., registered, 144A)

144A with Reg Rights
144A for lifeDate offering commenced04/10/200804/02/2008Offering Price at Issue
10098.526 to yield 7.5%
Was an affiliate managing or a member of the syndicate?
(this is not required and it is preferable that the comparable not include an affiliate).

NO

YES
Spread ($) or (%)
2%
1.5%
Note:  Minimum of two comparisons must be completed for each purchase.

The Principal Funds
Record of Securities Purchased
Under the Rule 10f-3 Procedures

1. Name of purchasing Fund:  Principal Investors Fund - High Yield

2. Issuer:  Ipalco Enterprises, Inc..

3. Date of purchase:  April 2, 2008

4. Underwriter from whom purchased:  Merrill Lynch & Co.

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
managing or participating in

syndicate (attach list of all members of syndicate):  Lehman Brothers

6. Aggregate principal amount of purchase:  1,305,000

7. Aggregate principal amount of offering:  395,000,000

8. Purchase price (Net of fees and expenses):  98.526

9. Date offering commenced:  April 2, 2008

10. Offering price at close of first full business day on which any sales are made:  98.526

11. Commission, spread or profit:  1.50%

12. Have the following conditions been satisfied:

Yes:
No:
a. Registered Public Offerings:  The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public:

b. Municipal Securities:  The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the
issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c. Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section
2(a)(50) of the 1940 Act, in the country in which the public offering occurs;
(ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934
Act or is required to file reports pursuant to section 15(d) of the 1934 Act;
and (b) it has filed all the material required to be filed pursuant to section
13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings:  The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

 Yes

e. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of predecessors).
 Yes

f. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes

g. The underwriting was a firm commitment underwriting.
 Yes

h. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. Yes

i. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified  institutional buyers as defined in Rule 144A(a)(1) plus (ii) the principal amount of the offering of such class in any concurrent public offering.

 Yes

j. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from, the purchase. Yes

Completed by:  /s/Lori  Date:  7/11/08

Underwriting Syndicate Members

Merrill Lynch & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
JPMorgan
Scotia Capital

RULE 10f-3 - COMPARABLES FORM

Name of Issue Purchased by Fund:
AES 7.25% 04/01/2016 Cusip 462613AE0

Comparison # 1
Comparison # 2
Security Name
(include cusip)
Southwestern Energy Co
7.5% 05/01/2027
CUSIP 845467AD1
Nielson Finance Co
10%  08/01/2014
 CUSIP 65409QANYield to Maturity
6.928% at 104
9.935 at 100.25Type of Offering
(e.g., registered, 144A)

144A with Reg Rights
144A with Reg RightsDate offering commenced01/16/200804/16/2008Offering Price at
Issue
10099.5 to yield 10.103%
Was an affiliate managing or a member of the syndicate?
(this is not required and it is preferable that the comparable not include an affiliate).

NO

NO
Spread ($) or (%)
1.5%
2.75%Note:  Minimum of two comparisons must be completed for each purchase.

The Principal Funds
Record of Securities Purchased
Under the Rule 10f-3 Procedures

1. Name of purchasing Fund:  Principal Investors Fund - High Yield

2. Issuer:  Sandridge Energy

3. Date of purchase:  May 15, 2008

4. Underwriter from whom purchased:  Banc of America Securities LLC

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
managing or participating in
syndicate (attach list of all members of syndicate):  Lehman Brothers Inc.

6. Aggregate principal amount of purchase:  1,070,000

7. Aggregate principal amount of offering:  750,000,000

8. Purchase price (Net of fees and expenses):  100.00

9. Date offering commenced:  May 15, 2008

10. Offering price at close of first full business day on which any sales are made:  100.00

11. Commission, spread or profit:  2.00%

12. Have the following conditions been satisfied:

Yes:
No:
a. Registered Public Offerings:  The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public:

b. Municipal Securities:  The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the
issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c. Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section
2(a)(50) of the 1940 Act, in the country in which the public offering occurs;
(ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934
Act or is required to file reports pursuant to section 15(d) of the 1934 Act;
and (b) it has filed all the material required to be filed pursuant to section
13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings:  The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

 Yes

e. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of predecessors).
 Yes

f. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes

g. The underwriting was a firm commitment underwriting.
 Yes

h. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. Yes

i. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed
25% of the principal amount of the offering of such class or if purchased in a
Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified  institutional buyers as defined in Rule 144A(a)(1) plus (ii) the principal amount of the offering of such class in any concurrent public offering.

 Yes

j. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from, the purchase. Yes

Completed by:  /s/Lori  Date:  6/28/08

Underwriting Syndicate Members

Banc of America Securities LLC
Barclays Capital
BNP Paribas
Calyon
Deutsche Bank Securities
Fortis Securities LLC
JPMorgan
Lehman Brothers Inc.
Morgan Stanley
RBS Greenwich Capital
Wells Fargo Securities

RULE 10f-3 - COMPARABLES FORM

Name of Issue Purchased by Fund:
Sandridge 8.00% 6/1/2018 Cusip 80007PAC3

Comparison # 1
Comparison # 2
Security Name
(include cusip)
Southwestern Energy Co
7.5% 05/01/2027
CUSIP 845467AD1
Copano Energy, LLC/Co
7.75%  6/1/2018
 CUSIP 217203ACYield to Maturity
6.928% at 104
7.75% at 100Type of Offering
(e.g., registered, 144A)

144A with Reg Rights
144A with Reg RightsDate offering commenced01/16/20085/16/2008Offering Price at
Issue
100100Was an affiliate managing or a member of the syndicate?
(this is not required and it is preferable that the comparable not include an affiliate).

NO

NO

Spread ($) or (%)
1.5%
2.0%Note:  Minimum of two comparisons must be completed for each purchase.